Consolidated Statements of Operations (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Revenues:
Grant and royalty revenue	$ 1,617,980	$ 1,803,046
Research and development revenue under collaborative agreements	7,768,883	6,032,506
Total revenues	9,386,863	7,835,552
Expenses:
Research and development	9,726,794	7,819,545
General and administrative	3,370,105	4,504,802
Total expenses	13,096,899	12,324,347
Loss from operations	(3,710,036)	(4,488,795)
Other income (expense), net	(4,091)	(13,379)
Change in fair value of warrants	600,000	(100,000)
Total other income (expense)	595,909	(113,379)
Net loss	$ (3,114,127)	$ (4,602,174)
Basic and diluted loss per share (in dollars per share)	$ (0.05)	$ (0.08)
Weighted-average shares outstanding used in the calculation - Basic (in shares)	62,973,643	55,765,935
Weighted-average shares outstanding used in the calculation - Diluted (in shares)	62,973,643	55,765,935